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                                                                   EXHIBIT 10.98


                            CONSENT AND AMENDMENT TO
                        POOLING AND SERVICING AGREEMENTS

         THIS CONSENT AND AMENDMENT, dated as of March 31, 1999 (the "Amendment") to the Pooling and Servicing Agreement, dated as October 1, 1995, and the Pooling and Servicing Agreement, dated as of October 21, 1996 (each, as such agreement may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof, a "Pooling Agreement" and together, the "Pooling Agreements"), each among National Financial Auto Funding Trust (f/k/a NAFCO Funding Trust) ("Funding Trust"), National Auto Finance Company, Inc. ("NAFI"), as successor to National Auto Finance Company L.P., and Harris Trust and Savings Bank, as trustee (the "Trustee").

                                   WITNESSETH:

         WHEREAS, the parties hereto desire to amend certain terms of the Pooling Agreements;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to them as set forth in the Pooling Agreements.

         SECTION 2. Amendments to the Pooling Agreements. (a) Section 3.06(a) of each of the Pooling Agreements is hereby amended by deleting the text set forth in each of such clauses and substituting therefor the following:

                  (a) The Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Contracts, and shall service the Contracts in a manner consistent with the servicing standards and procedures generally accepted in the financial services industry for similar Contracts, and as otherwise expressly provided by this Agreement. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge and
                  (ii) extend the then current maturity date of a Contract by two months, once during each calendar year at the request of the related Obligor on account of the Obligor's adverse financial circumstances that affect the Obligor's ability to make payments under such Contract; provided, however, that the Servicer may not so extend the then current maturity date of Contract more than twice during the life of such Contract; provided further, that the Average Extension Ratio for any calendar month, commencing May 1999, shall not exceed 2.5% for each January, August, September and December and 2.0% for any other calendar month. The Average Extension Ratio for any Due



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                  Period shall equal the arithmetic average of the Extension
                  Ratios for such Due Period and the two preceding Due Periods (for example, the Average Extension Ratio for May 1999 will equal the arithmetic average of the Extension Ratios for the months February 1999, March 1999 and April 1999 and will be included in the report delivered by the Servicer pursuant to
                  Section 3.17 on or before the June 1999 Reporting Date). The Extension Ratio for any calendar month shall equal the percentage equivalent of a fraction the numerator of which is the aggregate number of Contracts that have been extended during such calendar month and the denominator of which is the aggregate number of Contracts outstanding as of the first day of such calendar month.

         SECTION 3.

                  (a) Waiver of Average Extension Ratio Violations and the March 1999 and April 1999 Due Periods. Notwithstanding anything to the contrary set forth herein, Financial Security Assurance, Inc., by signature hereto, hereby permanently waives any default under Section 3.06 of the Pooling Agreements with regard to any month prior to March 1999 where the Average Extension Ratio is higher than permitted levels.

                  (b) Notwithstanding anything to the contrary set forth herein, with regard to the March 1999 Due Period, the Average Extension Ratio shall be equal to the March 1999 Extension Ratio and shall not exceed 2.5%.

                  (c) Notwithstanding anything to the contrary set forth herein, with regard to the April 1999 Due Period, the Average Extension Ratio shall be equal to the arithmetic average of the April 1999 Extension Ratio and March 1999 Extension Ratio and shall not exceed 2.25%.

         SECTION 4. Effectiveness of Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties to the Pooling Agreements under the Pooling Agreements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pooling Agreements, all of which are hereby ratified and affirmed in all respects by the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Pooling Agreements specifically referred to herein and any references in the Pooling Agreements to the provisions of the Pooling Agreements specifically referred to herein shall be to such provisions as amended by this Amendment.

            SECTION 5. Effectiveness of Amendment. This Consent and Amendment shall become effective when counterparts hereof executed and delivered on behalf of each party hereto shall have been received by the Certificate Insurer and the Certificate Insurer shall


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have executed a written consent to this Amendment pursuant to Section 10.01 of each of the Pooling Agreements.

         SECTION 6. Instruction to the Trustee. NAFI by its execution of this Consent and Agreement hereby directs Chase Manhattan Bank Delaware, as Owner Trustee of Funding Trust, to execute and deliver this agreement on behalf of Funding Trust.

         SECTION 7. Execution in Counterparts. This Consent and Amendment may be executed by the parties hereto in several counterparts and be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 8. Governing Law. THIS CONSENT AND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       HARRIS TRUST AND SAVINGS BANK, as trustee

                                       By: /s/ EXECUTED BY AUTHORIZED OFFICER
                                          --------------------------------------
                                       Name:   Executed by Authorized Officer
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       NATIONAL FINANCIAL AUTO FUNDING TRUST
                                        (f/k/a NAFCO Funding Trust)
                                        By: CHASE MANHATTAN BANK DELAWARE
                                            (as successor to Chase Manhattan
                                            Bank USA, N.A.), not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                       By: /s/ DENIS KELLY
                                          --------------------------------------
                                       Name:   Denis Kelly
                                            ------------------------------------
                                       Title:  Trust Officer
                                             -----------------------------------


                                       NATIONAL AUTO FINANCE COMPANY, INC.

                                       By: /s/ KEITH B. STEIN
                                          --------------------------------------
                                       Name:   Keith B. Stein
                                            ------------------------------------
                                       Title:  Vice Chairman and Chief Executive
                                               Officer
                                             -----------------------------------

Consented and Agreed:

FINANCIAL SECURITY ASSURANCE INC.

By: /s/ EXECUTED BY AUTHORIZED OFFICER
   -------------------------------------------
Name:   Executed by Authorized Officer
     -----------------------------------------
Title:
      ----------------------------------------



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